     EXHIBIT 32.1 CERTIFICATION PURSUANT TO

     18 U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PRECISION PETROLEUM CORPORATION (the "Company") on Form 10-K for the year ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sharon Farris, Chief Executive Officer of the Company and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 13, 2009

By: ___/s/ Sharon Farris_____

Sharon Farris

President, Chief Executive Officer and principal executive officer, Chief Financial Officer, principal financial officer and principal accounting officer